Exhibit 10.1

LETTER AMENDMENT

Dated as of March 14, 2005

To the banks, financial institutions

    and other institutional lenders

    (collectively, the “Lenders”) parties

    to the Credit Agreement referred to

    below and to Citibank, N.A., as agent

    (the “Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Five Year Credit Agreement dated as of October 8, 2004 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

It is hereby agreed by you and us as follows:

Section 5.02(a) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended (a) by deleting the word “and” at the end of clause (v), (b) by replacing the period at the end of clause (vi) with “; and” and (c) by adding to the end thereof a new clause (vii) to read as follows:

(vii) any Liens on cash balances of accounts maintained by the Borrower or any of its Subsidiaries organized outside of the United States with Bank Mendes Gans nv pursuant to the Cash Pooling Agreement dated July 9, 2003, as may be amended from time to time, or on cash balances of accounts maintained by the Borrower or any of its Subsidiaries organized outside of the United States with other lending institutions under substantially similar arrangements;

This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

MANPOWER INC.

By	/s/ Lesley A. Noer
Title:	Vice President & Treasurer

Letter of Credit Commitment

Agreed as of the date first above written:

CITIBANK, N.A., as Agent and as Lender

By	/s/ Carolyn A. Kee
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ Steven L. Hipsman
Title: Director

BNP PARIBAS

By	/s/ Illegible
Title: Vice President

By	/s/ Illegible
Title: Managing Director

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA)

By	/s/ Anthony F. Maggiore
Title: Managing Director

BANK ONE, NA

By
Title:

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Illegible
Title: Senior Vice President

BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By	/s/ Shinichiro Munechika
	Title:	Shinichiro Munechika
Deputy General Manager

BANK OF AMERICA, N.A.

By	/s/ Bryan A. Smith
	Title:	Bryan A. Smith
Vice President

BARCLAYS BANK PLC

By	/s/ Illegible
Title: Director, North America

CALYON NEW YORK BRANCH

By	/s/ Lee E. Greve
	Title:	Lee E. Greve
Managing Director

By	/s/ Joseph A. Philbin
	Title:	Joseph A. Philbin
Director

M&I MARSHALL AND ILSLEY BANK

By	/s/ Lee D. Freeman
	Title:	Lee D. Freeman

By	/s/ Thomas F. Bickelhaupt
	Title:	Thomas F. Bickelhaupt

MIZUHO CORPORATE BANK, LTD.

By	/s/ Illegible
Title: Senior Vice President

SOCIETE GENERALE

By	/s/ Eric E. O. Siebert, Jr.
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Illegible
Title: Senior Vice President

BANCA NAZIONALE DEL LAVORO S.p.A.

By
Title:

By
Title:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By	/s/ Illegible
	Title:	First V.P.

By	/s/ Illegible
	Title:	Senior VP Credit

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Jeffrey Stein
Title: Vice President

UNICREDITO ITALIANO

By
Title:

By
Title:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Robert A. Flosbach
	Title:	ROBERT A. FLOSBACH
SENIOR VICE PRESIDENT

WELLS FARGO BANK

By	/s/ Illegible
	Title:	Vice President

By	/s/ Illegible
	Title:	Vice President

BANCA INTESA S.p.A.

By	/s/ Frank Maffei
	Title:	FRANK MAFFEI
VICE PRESIDENT

By	/s/ Anthony F. Giobbi
	Title:	ANTHONY F. GIOBBI
FIRST VICE PRESIDENT